Exhibit 10.19

MODIFICATION NUMBER 1 TO AMENDMENT TO PARTNERSHIP
AGREEMENT OF LAUREL TECHNOLOGIES PARTNERSHIP

This Modification Number 1 to Amendment to Partnership Agreement of Laurel Technologies Partnership (“Modification Number 1”) is dated as of December 30th,  2005 (the “Effective Date”), and is by and between Laurel Technologies, Inc., now known as Sunburst Management, Inc., a Pennsylvania corporation (“Laurel”), and DRS Systems Management Corporation, a Delaware corporation (“DRS”).

Laurel and DRS may also be referred to individually as a “Party” or collectively as the “Parties.”

WHEREAS, by way of a Partnership Agreement dated December 13, 1993, the Parties formed a Partnership for the Business and related activities necessary and appropriate to effect the Business; and

WHEREAS, by Amendment to Partnership Agreement of Laurel Technologies Partnership dated August 3, 1999 (the “Amendment”), the Parties agreed, inter alia, to undertake activities and programs the income from which would not be allocated in accordance with the Partnership Percentage Interest; and

WHEREAS, the Parties agree to further expand the concepts adopted in the Amendment through this Modification Number 1.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Laurel and DRS hereby agree as follows:

1.                Section 1.2 is revised by adding 1.2(a)(1) as follows: “Assigned Indirect Costs” shall mean the portion of those costs classified as either Allocable Indirect Costs or Indirect Costs assigned to the DRS requested services pursuant to mutual agreement between the Partnership and specifically identified at Exhibit D as “DRS Requested Services.”

2.                A new Section 2.3 is added as follows:

2.3        DRS Requested Services

2.3.1     Should DRS request the use of Partnership services (e.g., labor and / or facilities) for use on other DRS initiatives or projects not part of the Partnership Business base (“DRS Requested Services”) which are not considered Partnership Programs, DRS Allocated Programs or DRS Requested Programs but related to administrative / engineering activities that may develop manufacturing opportunities for the Partnership, DRS shall submit a written notice to Laurel of its desire to do so at least seven (7) days prior to causing the Partnership to commence work on such services. If, within seven (7) days after receipt of such notice, Laurel does not deliver a written objection thereto, which objection shall be limited to the designation of such service as a DRS Requested Service (an “Objection”), it shall be so designated. If, however, Laurel delivers a timely Objection to the designation of the service as a DRS Requested Service, DRS, at its sole option, may (1) designate the service as a New Partnership Program to be completed by the Partnership, (2) determine that the service will not be undertaken by the Partnership, or (3) refer the matter for dispute resolution as set forth in Section 4.3 of this Amendment; provided, however, that the Partnership shall not undertake the service pending resolution of the dispute.

2.3.2     All direct and indirect Costs incurred by the Partnership associated with DRS Requested Services shall be reimbursed by DRS.

2.3.3     It is anticipated that all DRS Requested Services will have the potential to have a follow-on manufacturing or hardware program. In the event the Partnership is involved in the marketing or development effort related to the DRS Requested

Services, any follow-on manufacturing / hardware program will be a Partnership Program. If the Partnership has no involvement in the marketing of the DRS Requested Services, then it will be considered a DRS Allocated Program (external customer) or a DRS Requested Program (internal customer). A specific example of the application of this situation would arise if DRS C3 wins an award of production through the efforts of its Center for Software Excellence from an external customer, the production would be awarded to the Partnership through an internal work order classified as a Partnership Program since the Partnership was involved in the marketing effort.

2.3.4     Annual Review of Programs—Annually, representatives of each Partner will review the current backlog of programs and DRS Requested Services performed by the Partnership to ensure a balance of Partnership Programs, DRS Allocated Programs, DRS Requested Programs and DRS Requested Services. The goal of the Annual Review is to ensure that the Partnership will not be inhibited to earn a market rate of return on its capital because of a reduction in manufacturing capacity or the use of Partnership Assets (including management) which are devoted to non-Partnership Programs. Both Parties agree that a balance of programs be achieved to give DRS the ability to cost-effectively utilize the Partnership’s capabilities on non-Partnership Programs without impairing the financial viability of the Partnership as an investment. The specific process will include either Partner representative initiating a communication to the other Partner, DRS providing Laurel sufficient information necessary to conduct a review within a timely fashion, and  meeting (in person or via electronic means) to review the information and discuss any potential actions/changes. Any actions or changes may be documented on Exhibits A–D hereto pursuant to agreement of the Parties.

3.                A new Section 2.4 is added as follows:

2.4        DRS Asset Transfers

2.4.1     Should DRS request to transfer assets (e.g., property, manufacturing equipment, equity interests) for use on programs (i.e., Partnership Program, DRS Allocated Programs, DRS Requested Programs or DRS Requested Services), DRS shall submit a written notice to Laurel of its desire to do so at least seven (7) days prior to causing the Partnership to accept such a transfer. If, within seven (7) days after receipt of such notice, Laurel does not deliver a written objection thereto, which objection (“Objection”) shall be limited to the designation of such transfer, it shall be so designated and assumed under the Partnership. If, however, Laurel delivers a timely Objection to the designation of the transfer, DRS, at its sole option, may (1) determine that the assets will not be transferred to the Partnership, or (2) refer the matter for dispute resolution as set forth in Section 4.3 of this Amendment; provided, however, that the Partnership shall not assume the assets pending resolution of the dispute.

2.4.2     All assets transferred by DRS into the Partnership not related to a Partnership interest shall constitute a sale of assets to the Partnership. It is the intention of the Parties to transfer assets into the Partnership at net book value.

4.                Exhibit “A” is revised as follows:

Partnership Programs

NORTHROP GRUMMAN

1.                       SAWCS ESS TEST

BAE

2.                       BAE—A3 MULTI-YEAR/ YEAR 3

3.                       BAE—A3 MULTI-YEAR/ YEAR 5 (FY05)

4.                       BAE—M88

5.                       BAE—AAV PROGRAM

6.                       BAE—BRADLEY RESET

7.                       BAE—SPARES/REPAIRS

8.                       BAE—A2 ODS FOLLOW ON

9.                       BAE—BRADLEY A3 FY04

10.                BAE—BFIST

11.                BAE/CMU - GLADIATOR

EDO RSS/MTECH

12.                EDO RSS—DMOD

13.                EDO RSS—DIFM PRODUCIBILITY

14.                EDO M. TECH.—BRU-55

15.                EDO M. TECH.—BRU-57

16.                EDO RSS—P3 AIP/BMUP

17.                EDO CCS—WARLOCK

GENERAL DYNAMICS

18.                M1 CABLES, SPARES

19.                JUNCTION BOXES

20.                STRYKER CABLES

21.                MISC CABLES

22.                GDLS/GDC4S—FCS

23.                GDLS/GDAS—MK46

24.                GDATP - MARION SICPS

25.                GDDS DMR

26.                GDDS CM200/CM300/CM400 KITS

27.                GDDS CSAR RADIO PROGRAM

28.                GDDS UOC CABLES, SERVERS, RACK & STACK

29.                GDC4S—DIRECT SALES

30.                GDC4S—SECOMP-I/DJC2/AOC/JTRS Cluster 5 PROGRAMS

31.                GD ELECTRIC BOAT—PANELS/CABLES

ITT GILFILLAN

32.                ITT GILFILLAN—SPS-48E/ROAR/ATC/SWEDEN

MISCELLANEOUS:

33.                AEROJET—TOW 2B Program

34.                BOEING—P100 Cargo Door Assembly

35.                BOEING—767 GTTA Program

36.                CHS NON-WARRANTY REPAIRS / SPARES

37.                HARRIS HFX—CHS OTHER

38.                HONEYWELL-VOLTAGE REGULATOR

39.                H&R PARTS COMPANY—Spares

40.                INTELLIGENT OPTICAL SYSTEMS—DICAST® Program

41.                L3 COMMUNICATIONS—IPADS CABLES

42.                L3 COMMUNICATIONS—M270A1

43.                MIKROS—Engineering Services

44.                PIONEER INDUSTRIES—NON-UD SPARES SALE

45.                RADANT—ESA Beam Steering boxes

46.                SAIC—USMC RF MODULES

47.                SAIC—CSSA Program

48.                SARNOFF CCAs

49.                SENSYTECH—Spares/CCAs

50.                SIPPICAN—GENESIS products

51.                TAMSCO—R2 Program

52.                EFW—LAV C2

53.                RLW—SNAP2

54.                IBIS TEK—GLADIATOR

LOCKHEED MARTIN—Q-70

55.                LOCKHEED MARTIN Q70

56.                LOCKHEED MARTIN Q70 SPARES (EAGAN & CLEARWATER)

LOCKHEED MARTIN—OTHER

57.                LOCKHEED MARTIN—TTWCS

58.                LOCKHEED MARTIN—VLA

59.                LOCKHEED AEROPARTS

60.                LOCKHEED MARTIN VXX/VH-71/PRV

5.                Exhibit “B” is added as follows:

DRS Allocated Programs

6.                Exhibit “C” is added as follows:

DRS Requested Programs

1.               SPS 67

2.               CHS-2/3

3.               FMC

4.               Link 11/16/22 products

5.               STE products

6.               Sting / STIR / MRR / SPS-67 radar programs

7.                Exhibit “D” is added as follows:

DRS Requested Services

1.               Facilities and general administration of DRS software engineering            —Assigned Indirect Costs include, but are not limited to, the following: (i) facilities rent charge based upon square footage occupied (to cover base rent, heat, light, taxes and common area charges); (ii) out-of-pocket expenses incurred on behalf of the staff working in the DRS software engineering center at Johnstown; and (iii) agreed-upon allocation of indirect costs for general administration.

DRS Asset Transfers

1.               DRSC (Wyndmoor) equipment related to board manufacturing line.

2.               DRSC (Wyndmoor) equipment related to communications equipment manufacturing.

3.               DRSC (Wyndmoor) equipment related to radar manufacturing and integration.

4.               SSS (Largo) equipment related to radar manufacturing.

5.               ESI (Gaithersburg) equipment related to prototype manufacturing and testing.

Except as otherwise expressly stated herein, the terms and conditions of the Amendment and Partnership Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed Modification Number 1 as of the Effective Date.

SUNBURST MANAGEMENT, INC.
By:	/s/ KIM KUNKLE
Name:	KIM KUNKLE
Title:	President
Date:	6/6/06
DRS SYSTEMS MANAGEMENT CORPORATION:
By:	/s/ STEVE SCHORER
Name:	STEVE SCHORER
Title:	President
Date:	1/19/06